SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                                  FORM 8-K

                          CURRENT REPORT Pursuant
                         to Section 13 OR 15(d) of
                    The Securities Exchange Act of 1934

    Date of report (Date of earliest event reported): December 16, 2003
                             (December 1, 2003)

                        Trinity Learning Corporation
           (Exact Name of Registrant as Specified in Its Charter)

                                    Utah
               (State of Other Jurisdiction of Incorporation)


     0-8924                                                 73-0981865
(Commission File Number)                  (IRS Employer Identification No.)

     1831 Second Street
     Berkeley, California                                           94710
(Address of Principal Executive Offices)                         (Zip Code)

                               (510) 540-9300
            (Registrant's Telephone Number, Including Zip Code)


                             1831 Second Street
                         Berkeley, California 94704
       (Former Name or Former Address, if Changed Since Last Report)

Item 2.   Acquisition or Disposition of Assets

     On December 1, 2003 (the "Closing Date"), Trinity Learning Corporation (the "Company") completed the acquisition of all of the issued and outstanding shares (the "Danlas Shares") of Danlas Limited, a British Virgin Islands company ("Danlas") that owns 51% of IRCA (Proprietary) Limited ("IRCA"), a South African company specializing in corporate learning, certification, and risk mitigation in the areas of Safety, Health Environment, and Quality Assurance ("SHEQ"). IRCA operates in South Africa, England and the United States through various operating subsidiaries. Danlas also holds options to acquire the remaining 49% of IRCA.

     In consideration for the Danlas Shares, the Company (i) issued three convertible promissory notes in the aggregate principal mount of $40,000 and convertible into a maximum of 4,500,000 shares of the Company's common stock, (ii) agreed to advance $500,000 in cash to establish an international sales force, (iii) agreed to provide $500,000 for certain bank guarantees and, (iv) provided certain future profit thresholds are met, agreed to issue up to an additional 1,000,000 shares of the Company's common stock, all as further described below.

     The acquisition of the Danlas Shares was made pursuant to the terms of an agreement dated as of December 1, 2003 (the "Acquisition Agreement") between the Company and Musca Holding Limited, a British Virgin Islands company ("Musca"). In consideration for the Danlas Shares, the Company issued a convertible non-interest-bearing promissory note (the "Primary Note") to Musca in the amount of US$20,000, which amount is convertible from time to time into a maximum of 2,500,000 shares of the Company's common stock ("Conversion Stock"), provided that any amount of the Note that remains outstanding at December 30, 2005 shall be automatically converted into shares of the Company's common stock. The Company has the right, under certain conditions, to withhold up to 500,000 shares of the Conversion Stock in satisfaction for any breach of warranties by Musca under the Acquisition Agreement.

     The Company issued two additional convertible promissory notes (the "Option Notes") pursuant to the Acquisition Agreement, each in the principal amount of $10,000. The first Option Note is automatically convertible into a maximum of 1,000,000 shares of the Company's common stock on the date upon which the Company's common stock is trading at $2.00/share or more and the First Option/Put (discussed below) has been exercised. The second Option Note is automatically convertible into a maximum of 1,000,000 shares of the Company's common stock on the date upon which the Company's common stock is trading at $2.00/share or more and the Second Option/Put (discussed below) has been exercised. In the case of each Option Note, the Company has the right to withhold up to 200,000 shares in satisfaction for any breach of warranties by Musca under the Acquisition Agreement.

     Pursuant to the terms of the Acquisition Agreement and a related escrow agreement, the Danlas Shares were delivered into escrow at closing and will be held in escrow as security for the due performance of the Company's obligations under the Note. The Company entered into a pledge agreement in favor of Musca with respect to the Danlas Shares, and in the event of a default under the Note, the Danlas Shares shall be deemed sold back to Musca at their par value. An event of default under the Note includes, among other things, a voluntary or involuntary bankruptcy proceeding involving the Company and the failure by the Company to list its shares of common stock on a major stock exchange by December 30, 2005.

     As further consideration for the Danlas Shares, the Company agreed to provide US$500,000 for the establishment of an international sales force, Trinity Learning International. The Company also agreed to issue bank guarantees to Standard Bank of South Africa Limited ("Standard Bank"), aggregating a maximum of $500,000, in order to cause the release of certain security which has been furnished by IRCA to Standard Bank. On December 14, 2003, the Company deposited $500,000 with Wells Fargo Bank, N.A. in support of a $500,000 letter of credit issued to Standard Bank.

     The purchase consideration is subject to upward adjustment as follows:
(i) if IRCA achieves a profit before tax of the financial year ended June 30, 2004 and sales revenue for that period exceeds US$10,000,000, the Company will issue 500,000 shares of its common stock to Musca and (ii) if IRCA achieves a profit before tax of the financial year ended June 30, 2005 and sales revenue of $12,500,000, the Company will issue 500,000 to Musca, each within 10 days of the determination date. Profit before tax is defined as profit before tax, depreciation and amortization.

     Danlas holds two options, exercisable until December 31, 2005, to acquire the remaining 49% interest in IRCA. These options are also subject to put options that are exercisable on like terms by the holder of this interest. The first option/put ("First Option/Put") is exercisable for an additional 23.9% of IRCA's outstanding stock in exchange for the cash payment of $10,000. The second option/put ("Second Option/Put") is exercisable for the remaining 25.1% interest in IRCA's outstanding stock in exchange for the cash payment of an additional $10,000. The Company has agreed not to exercise either option unless the trading price for the Company's common stock is at least $2.00 per share.

     Pursuant to the terms of the Acquisition Agreement, the Company has agreed to appoint Mr. Martin Steynberg to the Company's Board of Directors until the Company's next annual general meeting. In addition, the Company has agreed to invite Mr. Carel Labuschagne to attend all meetings of the Company's board of directors as an observer until the Company's next annual general meeting. Mr. Steynberg has served as Managing Director of Titan Aviation, a South African based helicopter operator, since 1999 and is a chartered accountant. Mr. Labuschagne has been the Managing Director of IRCA since 1993.

     Danlas is entitled to appoint half of the members of IRCA's board of directors until such time as the First Option/Put is exercised.

     Copies of the Acquisition Agreement and the ancillary agreements
related thereto are filed herewith as Exhibits 10.1   10.8, respectively,
and are incorporated herein by reference. The summary of the transaction set forth above is qualified in its entirety by reference to such exhibits.

About IRCA
----------

     IRCA, founded in 1993, is an international firm specializing in corporate learning, certification, and risk mitigation in the areas of Safety, Health Environment, and Quality Assurance ("SHEQ"). IRCA operates in South Africa, England and the United States through various operating subsidiaries. IRCA's professionals assess workplace issues related to safety, health, environment and quality, advise clients on learning programs and other interventions that can reduce corporate financial risks, and assist in the implementation and certification of programs. IRCA develops proprietary content and also markets best practice SHEQ content and programs leading certification and standards organizations. Clients include many Fortune 1000 companies operating in Africa, Europe, Australia, and the United States.

Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired

     The financial statements required by this item are not filed herewith but shall be filed by an amendment to this Current Report on Form 8-K not later than 60 days after the date this report was required to be filed.

     (b)  Pro Forma Financial Information

     The pro forma financial information required by this item is not filed herewith but shall be filed by an amendment to this Current Report on Form 8-K not later than 60 days after the date this report was required to be filed.

     (c)  Exhibits

          10.1 Acquisition Agreement dated December 1, 2003 between Musca Holding Limited, Trinity Learning Corporation and Danlas Limited

          10.2 Escrow Agreement dated December 1, 2003 by and among Musca Holding Limited, Trinity Learning Corporation, and Reed Smith of London as escrow agent

          10.3 Deed of Pledge dated December 1, 2003 by Trinity Learning Corporation, a Utah corporation, to Musca Holding Limited, a British Virgin Islands company

          10.4 Warranties of Seller under the Acquisition Agreement dated December 1, 2003 between Musca Holding Limited, a British Virgin Islands company, and Trinity Learning Corporation

          10.5 Warranties of Purchaser under the Acquisition Agreement dated December 1, 2003 between Musca Holding Limited, a British Virgin Islands company, and Trinity Learning Corporation

          10.6 Convertible Promissory Note in the principal amount of $20,000.00 dated December 1, 2003, issued by Trinity Learning Corporation, a Utah corporation, to Musca Holding Limited, a British Virgin Islands company

          10.7 Convertible Promissory Note in the principal amount of $10,000.00 dated December 1, 2003, issued by Trinity Learning Corporation, a Utah corporation, to Musca Holding Limited, a British Virgin Islands company

          10.8 Convertible Promissory Note in the principal amount of $10,000.00 dated December 1, 2003, issued by Trinity Learning Corporation, a Utah corporation, to Musca Holding Limited, a British Virgin Islands company

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TRINITY LEARNING CORPORATION
Date: December 16, 2003       By: /s/  Douglas Cole
      ------------------          --------------------------------------
                                       Douglas Cole,
                                       Chief Executive Officer































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